                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                December 30, 2002


                                    WODFI LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                          WORLD OMNI MASTER OWNER TRUST
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-84579
                            (Commission File Number)

                                   65-0934017
                (Registrant's I.R.S. Employer Identification No.)

                                    WODFI LLC
                               190 Jim Moran Blvd
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

Item 5.  Other Events

         Effective as of December 30, 2002, World Omni Master Owner Trust (the "trust"), WODFI LLC and World Omni Financial Corp. ("World Omni") entered into an amendment to the Amended and Restated Trust Sale and Servicing Agreement, dated as of April 6, 2000 (as amended, the "Trust Sale and Servicing Agreement") to make changes to the procedures by which WODFI LLC removed accounts and related receivables from the trust. Also effective as of December 30, 2002, WODFI LLC and World Omni entered into an amendment to the Amended and Restated Receivables Purchase Agreement, dated as of April 6, 2000 (as amended, the "Receivables Purchase Agreement") to make changes to the procedure by which WODFI LLC transferred accounts and related receivables to World Omni. Copies of those amendments are attached as exhibits to this report.

         On January 15, 2003, the trust issued a series of variable funding notes designated as the Series 2003-VFN-A Asset Backed Notes (the "Series 2003-VFN-A Notes"). The principal characteristics of the Series 2003-VFN-A Notes are as follows:

         Maximum Funded Amount: $300,000,000
         Scheduled Interest Payment Date: Monthly on the 15th day of each month or, if that day is not a business day, the next business day Required Subordinated Amount: Approximately 8.7% of its Invested Amount
                  plus any Incremental Subordination Amount
         Required Participation Percentage: 100%
         Revolving Period: January 15, 2003 to the earlier of January 13, 2004
                  (which may be extended) and the occurrence of an Early Amortization Event
         Expected Final Payment Date: 3rd Payment Date after the end of the
                  Revolving Period
         Final Maturity Date: 27th Payment Date after the end of the Revolving
                  Period

         The terms of the Series 2003-VFN-A Notes and the definitions of capitalized terms may be found in the Series 2003-VFN-A Supplement to Indenture, dated as of January 15, 2003, the Series 2003-VFN-A Variable Funding Note Purchase Agreement dated as of January 15, 2003, the Amended and Restated Indenture, dated as of April 6, 2003 (as amended, the "Indenture"), the Trust Sale and Servicing Agreement, and the Receivables Purchase Agreement.

         On January 15, 2003, the trust also issued a series of variable funding notes designated as the Series 2003-VFN-B Asset Backed Notes (the "Series 2003-VFN-B Notes"). The principal characteristics of the Series 2003-VFN-B Notes are as follows:

         Maximum Funded Amount: $125,000,000
         Scheduled Interest Payment Date: Monthly on the 15th day of each month or, if that day is not a business day, the next business day Required Subordinated Amount: Approximately 8.7% of its Invested Amount
                  plus any Incremental Subordination Amount
         Required Participation Percentage: 100%
         Revolving Period: January 15, 2003 to the earlier of January 14, 2004
                  (which may be extended) and the occurrence of an Early Amortization Event
         Expected Final Payment Date: 3rd Payment Date after the end of the
                  Revolving Period
         Final Maturity Date: 27th Payment Date after the end of the Revolving
                  Period

         The terms of the Series 2003-VFN-B Notes and the definitions of capitalized terms may be found in the Series 2003-VFN-B Supplement to Indenture, dated as of January 15, 2003, the Series 2003-VFN-

B Variable Funding Note Purchase Agreement, dated as of January 15, 2003, the Indenture, the Trust Sale and Servicing Agreement, and the Receivables Purchase Agreement.

         Copies of the Series 2003 VFN-A Variable Funding Note Purchase Agreement, the Series 2003-VFN-A Supplement to Indenture, the Series 2003-VFN-B Variable Funding Note Purchase Agreement, and the Series 2003-VFN-B Supplement to Indenture are attached as exhibits to this report.

         On March 19, 2003, the trust entered into an agreement with WODFI LLC pursuant to which WODFI LLC purchased from the trust specified dealer accounts and related receivables with an aggregate receivables balance of $510,029,029.18. On March 19, 2003, WODFI LLC entered into an agreement with World Omni pursuant to which WODFI LLC sold to World Omni the accounts and related receivables it acquired from the trust. Copies of those agreements are attached as exhibits to this report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

Exhibit 4.1 Amendment No. 2 to Receivables Purchase Agreement, dated as of December 30, 2002

Exhibit 4.2 Amendment No. 2 to Trust Sale and Servicing Agreement, dated as of December 30, 2002

Exhibit 4.3 Series 2003-VFN-A Supplement to Indenture, dated as of January 15, 2003

Exhibit 4.4 Series 2003-VFN-A Variable Funding Note Purchase Agreement, dated as of January 15, 2003

Exhibit 4.5 Series 2003-VFN-B Supplement to Indenture, dated as of January 15, 2003

Exhibit 4.6 Series 2003-VFN-B Variable Funding Note Purchase Agreement, dated as of January 15, 2003

Exhibit 4.7 Reassignment of Receivables and Accounts by World Omni Master Owner Trust, dated as of March 19, 2003

Exhibit 4.8 Reassignment of Removed Accounts and Receivables by WODFI LLC, dated as of March 19, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, WODFI LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WORLD OMNI AUTO RECEIVABLES LLC

                                          /s/ Alan Browdy
                                          -------------------------------
Dated: April 7, 2003                      By: Alan Browdy
                                          Its: Vice President (Duly authorized
                                          Officer of the Servicer on behalf of
                                          the originator of the Trust)

                                INDEX OF EXHIBITS

Exhibit No.     Description
-----------     -----------

Exhibit 4.1 Amendment No. 2 to Receivables Purchase Agreement, dated as of December 30, 2002

Exhibit 4.2 Amendment No. 2 to Trust Sale and Servicing Agreement, dated as of December 30, 2002

Exhibit 4.3 Series 2003-VFN-A Variable Funding Note Purchase Agreement, dated as of January 15, 2003

Exhibit 4.4 Series 2003-VFN-A Supplement to Indenture, dated as of January 15, 2003

Exhibit 4.5 Series 2003-VFN-B Variable Funding Note Purchase Agreement, dated as of January 15, 2003

Exhibit 4.6 Series 2003-VFN-B Supplement to Indenture, dated as of January 15, 2003

Exhibit 4.7 Reassignment of Receivables and Accounts by World Omni Master Owner Trust, dated as of March 19, 2003

Exhibit 4.8 Reassignment of Removed Accounts and Receivables by WODFI LLC, dated as of March 19, 2003